UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Soliciting Material Pursuant to §240.14a-12
Lionbridge Technologies, Inc.

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Employee FAQ

Frequently Asked Questions

Lionbridge Announces Agreement to be acquired by H.I.G Capital

What does today’s announcement mean?
H.I.G. Capital, a private equity firm, has agreed to acquire Lionbridge and will become the new owner of Lionbridge. The Lionbridge Board of Directors supports this sale and believes the transaction is fair and in the best interests of our shareholders. We expect the closing to occur in the first quarter of 2017. Once this transaction is complete, Lionbridge will become a privately-owned company. It is anticipated that Lionbridge will continue to operate substantially as it does today as one of H.I.G’s portfolio companies rather than a publicly-traded company.

The current Lionbridge management team will continue to run and manage Lionbridge for the foreseeable future.

For our clients, the ownership of the Company should have little to no impact on the services we take pride in providing. It simply means that instead of having many public shareholders we will now be substantially owned by one private investor and will no longer be a publicly-traded company.

Who is H.I.G?
H.I.G. Capital is a leading global private equity investment firm with over $20 billion of equity capital under management.  The firm invests in companies throughout the U.S. and Europe and aligns with committed management teams to help build businesses of significant value. The H.I.G. team of over 250 investment professionals has substantial operating, consulting, technology and financial management experience, enabling the firm to contribute meaningfully to its portfolio companies to help them achieve their operating and financial objectives.

As one of HIG’s portfolio companies, Lionbridge will join leading brands that have been part of HIG family including well-known companies such as:

•	Quicken, a top personal money management software company.

•	Empire Today, the largest direct-to-consumer flooring company in North America

•	T-Bird Restaurant Group, the exclusive master-franchisee of Outback Steakhouse in California.

•	Stream, a provider of global outsourced technical support and customer service.

•	Lu Lu’s, a leading online boutique shopping destination for young women.

•	Office Total, a leading Managed Print Services provider in Rio de Janeiro.

Why did H.I.G purchase Lionbridge?
Through a detailed and thorough due diligence evaluation, H.I.G. determined that Lionbridge is a leader in the localization services market and is well positioned to benefit from the long term trends of globalization and digitization. H.I.G. intends to support the Company as it continues to deliver on its growth strategy. H.I.G. appreciates and supports the Company’s delivery excellence, global program management capabilities and global scale. Specifically H.I.G. values:

•	Our industry leadership position in global content & communications

•	Our continuing evolution toward an efficient, technology-enabled company that provides innovative solutions for world-leading brands

•	Our unique and industry leading translation, marketing, testing and content solutions

•	Our long-term, recurring relationships with market-leading clients across diverse end markets

•	Our exceptional global program management talent, skills and in-country knowledge

•	Our experienced management team

Will the current management team remain in place after the transaction closes?
H.I.G. is very excited to work with the Company’s current management team. Rory Cowan will remain CEO of the Company and is supportive of this transaction. Upon completion of the transaction, we expect that he and our current senior management team will continue to lead the Company.

What happens next?
In the coming weeks, Lionbridge will file a preliminary proxy statement with the SEC. This proxy statement will contain information about the transaction and will be available to the public. Once any SEC review is completed, a “definitive proxy statement” will be filed with the SEC and mailed to shareholders. Following the mailing of the definitive proxy statement, shareholders will vote on the transaction. If the merger agreement is adopted, and all closing conditions are met, the transaction can be closed. We expect this transaction to close by the end of the first quarter of 2017.

What happens between now and close?
Between now and closing nothing will change from a day-to-day business standpoint. We will operate the business as usual as a publicly-traded company until the transaction is complete. We need to continue to remain focused on operating solely in the best interest of Lionbridge and its current shareholders.

Is H.I.G acquiring the entire company or just a portion of it?
H.I.G. will be acquiring the entire company.

Will sell-offs or spin-offs of company assets be part of this transaction?
The terms of the merger agreement do not require any asset sales or spin-offs, and H.I.G. has no current plans for asset sales or spin-offs. H.I.G. is focused on growing the Company rather than reducing its size.

How will H.I.G. support our strategies/initiatives?
H.I.G. has a long-term view toward growing the businesses in which it invests, which contrasts with the shorter term view of the public stock market. H.I.G. has an excellent track record of working in partnership with management teams to build great companies. H.I.G. believes that Lionbridge has excellent prospects for continued technology leadership and operational improvement and looks forward to partnering with the Lionbridge team to help realize the company’s attractive market opportunities.

What is H.I.G.’s vision for Lionbridge?
Our vision and mission will not change. H.I.G. is committed to supporting management’s efforts to grow through focus on client innovation and global delivery excellence. Additionally, H.I.G. will encourage the Company to continue pursuing strategic acquisitions, grow as a global company, and expand our focus on language technology and end market expansion.

Will H.I.G. have any day-to-day role with Lionbridge?
Lionbridge management will continue to actively and directly guide the Company on a day-to-day basis. It is expected that, after the closing, H.I.G. will be represented on the Board of Directors and will work with senior management to determine other opportunities in which H.I.G. resources can help drive value creation. It is very important to note that H.I.G. is an “owner” of businesses like Lionbridge, not “operator.” However, H.I.G. has financial, operational and strategic resources available to management in the areas of human resources, technology, operations, sales and marketing and finance that we believe can help accelerate achievement of our corporate objectives.

What type of interaction will we have with H.I.G. prior to the close of the transaction?
Subject to the limitations of the law, during the next few months H.I.G. will want to spend more time getting to know our people as well as further understanding our business. We anticipate that senior managers will be meeting with management from H.I.G. in order to help them better understand the organizational structure and roles of each group within the Company and to help H.I.G. identify ways in which it can support the Company’s growth.

What does this do to my role within the Company? Will there be layoffs as a result of the acquisition?
Overall, retention and employee satisfaction are very important to H.I.G., especially in a business services company like Lionbridge where the quality of service and the quality of the company’s human capital are so central to the Company’s success. The terms of the merger agreement do not call for the elimination of any positions, and H.I.G.’s plans for the business focus on growth rather than restructuring or divestitures.

What opportunities will this transaction create?
We believe this relationship provides us a greater degree of freedom and flexibility to build a growth-oriented future for our Company and realign people and capital for deployment in a manner that best drives our business forward.

What does this transaction mean for customers?
For our customers, the ownership of the Company should have little to no impact on the services we take pride in providing. It simply means that instead of having thousands of shareholders we will now have a few and we will no longer be a publicly-traded company. This has no impact on the Company’s long-term strategy as we apply our proven crowd-in-the-cloud model across new applications and end markets. H.I.G. is acquiring Lionbridge because it believes in the industry and the Company and is committed to ensuring that Lionbridge continues to grow while maintaining an excellent level of customer service. H.I.G. appreciates and supports the Company’s delivery excellence, global program management capabilities and global scale.

When will customers be notified?

Customers will receive an email today describing the transaction. In addition, communication with key customers is already in motion. Managers will provide you with additional information about this.

Will all offices remain open after the transaction closes?
The terms of the merger agreement do not call for any office closures.

What happens to Lionbridge’s benefit plans after the close?
Overall, retention and employee satisfaction are very important to H.I.G. It is expected that H.I.G. will provide benefits that are substantially similar to those currently offered by Lionbridge

Will my compensation change?
Overall, retention and employee satisfaction are very important to H.I.G. We do not expect base compensation or cash incentive compensation opportunities to change in the foreseeable future.

When will trading in Lionbridge stock end?
We currently anticipate that public trading in Lionbridge stock will be suspended on the closing date of the transaction. Following the closing, Lionbridge’s common stock will be de-listed from the NASDAQ Stock Market and de-registered under the Securities Exchange Act of 1934, as amended.

Additional Information About the Proposed Transaction and Where to Find It

Lionbridge plans to file with the U.S. Securities and Exchange Commission and furnish its stockholders with a proxy statement in connection with the proposed transaction with H.I.G. Capital Investors and security holders of Lionbridge are urged to read the proxy statement and other the relevant materials when they become available because such materials will contain important information about Lionbridge, H.I.G and its affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lionbridge with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

In addition, investors may obtain a free copy of Lionbridge’s filings from Lionbridge’s website at http://investors.lionbridge.com or by directing a request to: Lionbridge Technologies, Inc. 1050 Winter Street, Suite 2300, Waltham, Massachusetts, attn: investor.relations@lionbridge.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lionbridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lionbridge in connection with the proposed transaction. Information about those directors and executive officers of Lionbridge, including their ownership of Lionbridge securities, is set forth in the proxy statement for Lionbridge’s 2015 Annual Meeting of Stockholders, which was filed with the Commission on March 21, 2016, as supplemented by other Lionbridge filings with the Commission. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lionbridge and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction with H.I.G., the timing of the closing of the transaction, the expected impact of the transaction on Lionbridge’s business, plans and expectations for the go-shop and Lionbridge’s plans with regard to the proxy statement.  Lionbridge intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lionbridge, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions; uncertainties as to the timing of the acquisition; uncertainties as to whether H.I.G. will be able to consummate the acquisition; uncertainties as to whether Lionbridge’s stockholders will provide the requisite approval for the acquisition; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the acquisition will not be satisfied, including without limitation, whether the parties will be unable to obtain antitrust clearance on a timely basis or at all; the possibility that Lionbridge’s stockholders will file lawsuits challenging the acquisition; the diversion of Lionbridge’s management time and attention to issues relating to the acquisition; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or business partners) occurring prior to completion of the acquisition or if the acquisition is not completed; the difficulty retaining certain key employees of Lionbridge as a result of the announcement of the acquisition; the possibility that costs, fees, expenses or charges Lionbridge incurs in connection with the acquisition are greater than expected; the possibility that the merger agreement may be terminated in circumstances that require Lionbridge to reimburse certain expenses to or pay a termination fee to H.I.G. or its affiliates related to the acquisition; and changes in the economic and financial conditions of the businesses of Lionbridge and H.I.G.; and those risks and uncertainties discussed in Lionbridge’s Annual Report on Form 10-K for the year ended December 31, 2015 and under the heading “Risk Factors,” as updated from time to time by Lionbridge’s Quarterly Reports on Form 10-Q and other documents subsequently filed with the Commission.  Except as may be expressly required by law, Lionbridge undertakes no obligation to update any forward-looking statements, which speak only as of the date of this document.  All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Contact:
Sara Buda
Lionbridge Technologies Inc.
sara.buda@lionbridge.com
P 978.964.1404